Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2006

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$150.1	$181.0	$221.4	$264.6	$300.1	Insurance Services	$74.3	$60.8	$54.3	$87.3	$74.8	$75.8	$62.2
17.1	16.3	24.9	31.1	30.9	Asset Management	11.1	8.1	8.9	8.0	8.7	7.6	6.6
(2.7)	(25.3)	(6.5)	(3.7)	(5.4)	Other	(3.0)	(3.1)	(3.8)	(3.7)	2.0	(1.8)	(1.9)

164.5	172.0	239.8	292.0	325.6	Total income before income taxes	82.4	65.8	59.4	91.6	85.5	81.6	66.9

58.5	61.0	83.5	92.6	114.5	Income taxes	27.7	22.9	20.7	33.3	29.6	28.3	23.3

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6

					Net income per common share:
$1.73	$1.89	$2.70	$3.49	$3.81	Basic	$1.02	$0.79	$0.71	$1.07	$1.02	$0.96	$0.77
1.72	1.86	2.66	3.45	3.76	Diluted	1.01	0.78	0.70	1.06	1.01	0.95	0.76

					Share data:
61,106,098	58,871,840	57,979,100	57,192,206	55,465,215	Basic weighted-average	53,885,501	54,499,280	54,540,822	54,520,141	54,963,142	55,722,128	56,721,932
61,671,444	59,544,804	58,669,118	57,838,188	56,076,666	Diluted weighted-average	54,410,978	55,122,474	55,240,792	55,182,441	55,515,124	56,248,332	57,387,012
59,565,932	58,370,552	58,601,446	56,889,678	54,712,936	At period end	53,576,193	54,488,804	54,711,551	54,712,936	54,734,184	55,341,250	56,688,106

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6
—	(12.6)	6.0	7.4	1.4	After-tax net capital gains (losses)	1.4	(0.3)	(1.7)	(0.5)	2.4	0.3	(0.8)

$106.0	$123.6	$150.3	$192.0	$209.7	Net income excluding after-tax net capital gains (losses)	$53.3	$43.2	$40.4	$58.8	$53.5	$53.0	$44.4

$—	$(19.7)	$9.3	$11.5	$2.2	Net capital gains (losses)	$2.1	$(0.3)	$(2.7)	$(0.8)	$3.7	$0.5	$(1.2)
—	(7.1)	3.3	4.1	0.8	Taxes on net capital gains (losses)	0.7	—	(1.0)	(0.3)	1.3	0.2	(0.4)

$—	$(12.6)	$6.0	$7.4	$1.4	After-tax net capital gains (losses)	$1.4	$(0.3)	$(1.7)	$(0.5)	$2.4	$0.3	$(0.8)

					Diluted earnings per common share:
$1.72	$1.86	$2.66	$3.45	$3.76	Net income	$1.01	$0.78	$0.70	$1.06	$1.01	$0.95	$0.76
—	(0.22)	0.10	0.13	0.02	After-tax net capital gains (losses)	0.03	—	(0.03)	(0.01)	0.05	0.01	(0.01)

$1.72	$2.08	$2.56	$3.32	$3.74	Net income excluding after-tax net capital gains (losses)	$0.98	$0.78	$0.73	$1.07	$0.96	$0.94	$0.77

$973.7	$1,152.6	$1,309.5	$1,401.1	$1,413.8	Shareholders’ equity	$1,462.3	$1,373.9	$1,385.3	$1,413.8	$1,414.5	$1,449.6	$1,385.8
33.3	147.4	160.3	136.1	59.8	Accumulated other comprehensive income (loss)	24.3	(49.4)	(6.7)	59.8	82.7	149.2	86.2

$940.4	$1,005.2	$1,149.2	$1,265.0	$1,354.0	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,438.0	$1,423.3	$1,392.0	$1,354.0	$1,331.8	$1,300.4	$1,299.6

11.2%	10.4%	12.7%	14.7%	15.0%	Net income return on average equity	15.4%	12.4%	11.1%	16.5%	15.6%	15.0%	12.5%
11.4	11.4	14.5	16.5	16.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	15.3	12.2	11.3	17.4	17.0	16.4	13.6
11.4	12.7	14.0	15.9	16.0	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	14.9	12.3	11.8	17.5	16.3	16.3	13.9

					Book value per common share:
$16.35	$19.75	$22.35	$24.63	$25.84	Including accumulated other comprehensive income (loss)	$27.29	$25.21	$25.32	$25.84	$25.84	$26.19	$24.45
0.56	2.53	2.74	2.39	1.09	Accumulated other comprehensive income (loss)	0.45	(0.91)	(0.12)	1.09	1.51	2.69	1.52

$15.79	$17.22	$19.61	$22.24	$24.75	Excluding accumulated other comprehensive income (loss)	$26.84	$26.12	$25.44	$24.75	$24.33	$23.50	$22.93

2,255	2,465	2,630	2,770	2,798	Number of employees	3,239	2,828	2,806	2,798	2,768	2,788	2,772

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,215.1	$1,366.8	$1,589.0	$1,654.0	$1,826.5	Premiums	$479.4	$481.4	$473.0	$468.1	$457.1	$453.0	$448.3
23.2	23.9	28.4	33.7	43.3	Administrative fees	25.1	13.1	12.4	12.3	11.0	10.4	9.6
347.1	379.2	435.3	445.3	465.2	Net investment income	120.5	117.5	118.9	119.4	116.8	113.3	115.7
—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

1,585.4	1,750.2	2,062.0	2,144.5	2,337.2	Total revenues	627.1	611.7	601.6	599.0	588.6	577.2	572.4

					Benefits and expenses:
1,017.0	1,117.1	1,297.8	1,291.2	1,392.3	Benefits to policyholders	374.1	385.3	382.4	350.2	352.7	339.9	349.5
78.7	72.9	75.0	76.5	84.0	Interest credited	25.3	23.7	22.6	22.1	21.2	20.6	20.1
201.0	243.4	275.3	298.5	340.6	Operating expenses	93.2	88.1	87.7	86.7	82.3	86.6	85.0
118.3	132.6	144.1	154.4	168.5	Commissions and bonuses	45.5	43.9	47.0	42.3	40.9	40.6	44.7
22.1	23.0	24.6	29.4	32.0	Premium taxes	9.2	8.5	8.3	8.3	7.8	8.0	7.9
0.1	5.0	17.5	17.7	18.0	Interest expense	4.5	4.4	4.5	4.6	4.4	4.6	4.4
(35.7)	(39.1)	(46.6)	(57.7)	(61.6)	Deferral of acquisition costs	(18.8)	(18.1)	(21.6)	(15.5)	(15.4)	(14.2)	(16.5)
19.4	23.3	34.5	42.5	37.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	11.7	10.1	11.3	8.7	9.2	9.5	10.4

1,420.9	1,578.2	1,822.2	1,852.5	2,011.6	Total benefits and expenses	544.7	545.9	542.2	507.4	503.1	495.6	505.5

164.5	172.0	239.8	292.0	325.6	Income before income taxes	82.4	65.8	59.4	91.6	85.5	81.6	66.9

58.5	61.0	83.5	92.6	114.5	Income taxes	27.7	22.9	20.7	33.3	29.6	28.3	23.3

106.0	111.0	156.3	199.4	211.1	Net income	54.7	42.9	38.7	58.3	55.9	53.3	43.6

					Other comprehensive income (loss), net of tax:
28.2	114.8	15.5	(13.3)	(67.5)	Unrealized capital gains (losses) on securities available-for-sale, net	74.1	(42.0)	(66.3)	(18.8)	(65.3)	65.4	(48.8)
3.2	(0.7)	(2.6)	(10.9)	(8.8)	Reclassification adjustment for net capital (gains) losses included in net income, net	(0.4)	(0.7)	(0.2)	(4.1)	(1.2)	(2.4)	(1.1)

31.4	114.1	12.9	(24.2)	(76.3)	Total	73.7	(42.7)	(66.5)	(22.9)	(66.5)	63.0	(49.9)

$137.4	$225.1	$169.2	$175.2	$134.8	Comprehensive income (loss)	$128.4	$0.2	$(27.8)	$35.4	$(10.6)	$116.3	$(6.3)

					Statutory data - insurance subsidiaries:
$118.0	$111.9	$214.2	$275.8	$314.0	Net gain from operations before federal income taxes	$70.7	$57.1	$54.9	$89.4	$92.8	$82.2	$49.6
126.8	33.1	138.9	191.5	207.5	Net gain from operations after federal income taxes and before realized capital gains (losses)	45.2	32.2	37.4	54.2	64.5	56.3	32.5
641.9	817.6	876.1	942.5	968.7	Capital and surplus	940.3	897.6	1,003.7	968.7	1,068.8	1,026.7	970.0
44.4	35.8	54.3	73.8	88.2	Asset valuation reserve	91.9	88.7	88.7	88.2	80.4	81.4	76.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,208.0	$1,359.7	$1,584.3	$1,650.0	$1,816.4	Insurance Services	$478.0	$479.7	$470.9	$465.6	$452.4	$451.3	$447.1
7.1	7.1	4.7	4.0	10.1	Asset Management	1.4	1.7	2.1	2.5	4.7	1.7	1.2

1,215.1	1,366.8	1,589.0	1,654.0	1,826.5	Total premiums	479.4	481.4	473.0	468.1	457.1	453.0	448.3

					Administrative fees:
5.1	5.9	6.4	6.9	8.8	Insurance Services	2.1	2.4	2.2	2.8	2.0	2.0	2.0
22.1	22.4	26.8	32.0	40.6	Asset Management	25.5	13.0	12.7	11.1	10.6	9.8	9.1
(4.0)	(4.4)	(4.8)	(5.2)	(6.1)	Other	(2.5)	(2.3)	(2.5)	(1.6)	(1.6)	(1.4)	(1.5)

23.2	23.9	28.4	33.7	43.3	Total administrative fees	25.1	13.1	12.4	12.3	11.0	10.4	9.6

					Net investment income:
234.6	258.3	305.4	302.5	303.3	Insurance Services	79.4	76.7	77.3	76.9	77.0	73.8	75.6
111.6	116.4	123.1	133.9	140.3	Asset Management	39.6	36.7	35.7	35.9	35.2	34.9	34.3
0.9	4.5	6.8	8.9	21.6	Other	1.5	4.1	5.9	6.6	4.6	4.6	5.8

347.1	379.2	435.3	445.3	465.2	Total net investment income	120.5	117.5	118.9	119.4	116.8	113.3	115.7

—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

1,585.4	1,750.2	2,062.0	2,144.5	2,337.2	Total revenues	627.1	611.7	601.6	599.0	588.6	577.2	572.4

					Benefits and expenses:
1,297.6	1,442.9	1,674.7	1,694.8	1,828.4	Insurance Services	485.2	498.0	496.1	458.0	456.6	451.3	462.5
123.7	129.6	129.7	138.8	160.1	Asset Management	55.4	43.3	41.6	41.5	41.8	38.8	38.0
(0.4)	5.7	17.8	18.9	23.1	Other	4.1	4.6	4.5	7.9	4.7	5.5	5.0

1,420.9	1,578.2	1,822.2	1,852.5	2,011.6	Total benefits and expenses	544.7	545.9	542.2	507.4	503.1	495.6	505.5

					Income (loss) before income taxes:
150.1	181.0	221.4	264.6	300.1	Insurance Services	74.3	60.8	54.3	87.3	74.8	75.8	62.2
17.1	16.3	24.9	31.1	30.9	Asset Management	11.1	8.1	8.9	8.0	8.7	7.6	6.6
(2.7)	(25.3)	(6.5)	(3.7)	(5.4)	Other	(3.0)	(3.1)	(3.8)	(3.7)	2.0	(1.8)	(1.9)

164.5	172.0	239.8	292.0	325.6	Total income before income taxes	82.4	65.8	59.4	91.6	85.5	81.6	66.9
58.5	61.0	83.5	92.6	114.5	Income taxes	27.7	22.9	20.7	33.3	29.6	28.3	23.3

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$54.7	$42.9	$38.7	$58.3	$55.9	$53.3	$43.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,208.0	$1,359.7	$1,584.3	$1,650.0	$1,816.4	Premiums	$478.0	$479.7	$470.9	$465.6	$452.4	$451.3	$447.1
5.1	5.9	6.4	6.9	8.8	Administrative fees	2.1	2.4	2.2	2.8	2.0	2.0	2.0
234.6	258.3	305.4	302.5	303.3	Net investment income	79.4	76.7	77.3	76.9	77.0	73.8	75.6

1,447.7	1,623.9	1,896.1	1,959.4	2,128.5	Total revenues	559.5	558.8	550.4	545.3	531.4	527.1	524.7

					Benefits and expenses:
1,000.8	1,098.1	1,284.2	1,278.4	1,372.9	Benefits to policyholders *	370.5	381.3	378.2	345.2	345.8	336.0	345.9
10.5	4.7	4.9	4.5	8.1	Interest credited	3.6	3.2	2.8	2.4	2.1	2.0	1.6
167.9	205.3	235.9	253.4	284.2	Operating expenses	68.8	73.4	74.1	70.2	69.3	72.6	72.1
109.4	122.0	129.9	134.4	148.0	Commissions and bonuses	39.2	37.3	40.5	37.7	35.5	35.6	39.2
22.1	23.0	24.6	29.4	32.0	Premium taxes	9.2	8.5	8.3	8.3	7.8	8.0	7.9
(31.6)	(32.7)	(37.3)	(44.9)	(50.1)	Deferral of acquisition costs	(15.5)	(14.2)	(17.8)	(13.3)	(12.1)	(11.2)	(13.5)
18.5	22.5	32.5	39.6	33.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	9.4	8.5	10.0	7.5	8.2	8.3	9.3

1,297.6	1,442.9	1,674.7	1,694.8	1,828.4	Total benefits and expenses	485.2	498.0	496.1	458.0	456.6	451.3	462.5

$150.1	$181.0	$221.4	$264.6	$300.1	Income before income taxes	$74.3	$60.8	$54.3	$87.3	$74.8	$75.8	$62.2

					Benefit ratio (including interest credited):*
69.5%	67.9%	68.0%	65.5%	64.9%	% of total revenues	66.9%	68.8%	69.2%	63.7%	65.5%	64.1%	66.2%
83.3	81.1	81.4	77.8	76.0	% of total premiums	78.3	80.2	80.9	74.7	76.9	74.9	77.7

					Statistics (% of total premiums):
13.9%	15.1%	14.9%	15.4%	15.6%	Operating expenses	14.4%	15.3%	15.7%	15.1%	15.3%	16.1%	16.1%
12.4	13.3	14.0	16.0	16.5	Income before income taxes	15.5	12.7	11.5	18.8	16.5	16.8	13.9

*	2001 benefits to policyholders included $5.0 million in pre-tax charges related to the terrorist events of September 11, 2001. The $5.0 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

( Dollars in millions)

INSURANCE SERVICES SEGMENT

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Employee Benefits:
					Premiums:
$428.4	$498.0	$606.3	$611.1	$681.0	Life and AD&D	$182.5	$181.7	$181.2	$173.6	$168.4	$170.4	$168.6
514.0	583.4	686.1	714.5	780.7	LTD	202.2	202.7	199.3	198.9	193.1	194.7	194.0
123.7	145.2	162.9	177.8	191.7	STD	52.7	52.7	50.8	49.6	47.5	46.1	48.5
79.4	71.2	63.9	64.8	73.8	Other	18.7	18.3	17.7	17.6	19.7	18.3	18.2
(16.0)	(13.5)	(18.6)	(11.7)	(20.2)	Experience rated refunds	(8.7)	(5.3)	(5.5)	(6.2)	(3.0)	(3.0)	(8.0)

$1,129.5	$1,284.3	$1,500.6	$1,556.5	$1,707.0	Total premiums	$447.4	$450.1	$443.5	$433.5	$425.7	$426.5	$421.3

					Benefit ratio (including interest credited):*
70.2%	69.1%	69.3%	66.3%	65.7%	% of total revenues	68.1%	70.2%	68.8%	65.2%	65.3%	65.3%	67.0%
82.1	80.5	81.3	77.4	75.8	% of total premiums	78.7	80.7	79.2	75.3	75.6	75.0	77.4

					Statistics (% of total premiums):
13.2%	14.5%	14.2%	14.8%	15.2%	Operating expenses	14.1%	15.0%	15.4%	14.9%	14.9%	15.5%	15.6%
11.8	12.3	13.0	15.5	16.0	Income before income taxes	14.4	11.8	12.6	17.2	17.0	16.0	13.8

					Sales (annualized new premiums) reported at contract effective date:
$102.2	$113.1	$134.6	$118.6	$148.4	Life and AD&D	$30.5	$13.4	$56.1	$42.9	$22.8	$19.5	$63.2
93.7	88.0	80.1	133.5	106.4	LTD	17.0	19.1	44.4	31.9	15.3	17.0	42.2
37.5	42.3	45.5	51.3	43.8	STD	5.6	14.4	13.4	10.8	5.0	5.3	22.7
14.3	21.0	18.7	26.9	26.3	Other	3.6	4.3	10.2	9.6	7.6	3.5	5.6

$247.7	$264.4	$278.9	$330.3	$324.9	Total	$56.7	$51.2	$124.1	$95.2	$50.7	$45.3	$133.7

					Persistency (% of premiums):**
88.5%	88.0%	89.7%	86.0%	89.4%	Life
89.3	88.1	85.5	87.5	89.9	LTD
79.6	75.6	57.5	72.6	80.3	Dental
87.0	85.1	84.9	83.0	82.9	Other A&H

87.6%	86.9%	85.6%	85.6%	88.2%	Total

					Individual Disability:
$78.5	$75.4	$83.7	$93.5	$109.4	Premiums	$30.6	$29.6	$27.4	$32.1	$26.7	$24.8	$25.8

					Benefit ratio:***
62.0%	54.1%	51.1%	54.4%	54.8%	% of total revenues	51.9%	51.3%	75.0%	47.4%	67.4%	49.0%	56.3%
100.9	91.1	82.7	83.2	79.2	% of total premiums	72.2	71.6	108.4	65.4	98.1	72.6	82.9

					Statistics (% of revenue):
15.0%	15.3%	16.5%	15.7%	15.5%	Operating expenses	13.4%	14.5%	14.6%	12.6%	15.2%	17.4%	17.1%
13.3	17.8	19.9	15.8	17.0	Income before income taxes	22.8	18.9	(4.0)	28.7	5.9	20.7	11.1

$9.6	$11.5	$16.0	$18.9	$21.5	Disability Sales	$5.8	$5.2	$5.0	$5.6	$5.7	$5.8	$4.4

92.1%	94.3%	95.1%	95.6%	95.5%	Disability persistency (% of premiums)

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.

**	2002, 2003, 2004 and 2005 do not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

***	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.1	$7.1	$4.7	$4.0	$10.1	Premiums	$1.4	$1.7	$2.1	$2.5	$4.7	$1.7	$1.2
22.1	22.4	26.8	32.0	40.6	Administrative fees	25.5	13.0	12.7	11.1	10.6	9.8	9.1
111.6	116.4	123.1	133.9	140.3	Net investment income	39.6	36.7	35.7	35.9	35.2	34.9	34.3

140.8	145.9	154.6	169.9	191.0	Total revenues	66.5	51.4	50.5	49.5	50.5	46.4	44.6

					Benefits and expenses:
16.2	19.0	13.6	12.8	19.4	Benefits to policyholders	3.6	4.0	4.2	5.0	6.9	3.9	3.6
67.8	67.6	70.1	72.0	75.9	Interest credited	21.7	20.5	19.8	19.7	19.1	18.6	18.5
32.9	37.7	38.9	43.8	50.9	Operating expenses	24.6	14.4	13.5	13.1	12.6	13.0	12.2
8.9	10.6	14.2	20.0	20.5	Commissions and bonuses	6.3	6.6	6.5	4.6	5.4	5.0	5.5
1.1	0.3	0.2	0.1	0.4	Interest expense	0.2	0.1	0.1	0.1	0.1	0.1	0.1
(4.1)	(6.4)	(9.3)	(12.8)	(11.5)	Deferral of acquisition costs	(3.3)	(3.9)	(3.8)	(2.2)	(3.3)	(3.0)	(3.0)
0.9	0.8	2.0	2.9	4.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	2.3	1.6	1.3	1.2	1.0	1.2	1.1

123.7	129.6	129.7	138.8	160.1	Total benefits and expenses	55.4	43.3	41.6	41.5	41.8	38.8	38.0

$17.1	$16.3	$24.9	$31.1	$30.9	Income before income taxes	$11.1	$8.1	$8.9	$8.0	$8.7	$7.6	$6.6

					Assets under administration:
$1,770.8	$1,803.3	$2,577.6	$3,367.1	$4,221.7	Retirement Plans *	$15,586.0	$4,616.2	$4,591.3	$4,221.7	$4,002.5	$3,708.3	$3,517.9
702.1	797.7	914.9	1,085.3	1,143.3	Individual Annuities	1,196.2	1,179.9	1,162.4	1,143.3	1,137.5	1,110.8	1,093.0
534.9	672.9	677.1	747.9	1,141.9	Mortgage loans for other investors	1,360.1	1,274.6	1,196.1	1,141.9	1,032.7	869.3	825.1
—	—	—	36.1	35.5	Other	70.5	34.4	35.9	35.5	33.6	37.1	36.1

$3,007.8	$3,273.9	$4,169.6	$5,236.4	$6,542.4	Total	$18,212.8	$7,105.1	$6,985.7	$6,542.4	$6,206.3	$5,725.5	$5,472.1

					Annualized operating expenses: (% of average assets under administration)
1.3%	1.5%	1.3%	1.0%	0.9%	Retirement Plans **	0.5%	0.9%	0.8%	0.8%	0.9%	1.0%	1.0%

					Interest credited: (% of investment income)
67.5%	61.4%	60.6%	55.5%	55.0%	Retirement Plans	53.9%	55.3%	53.7%	55.7%	55.2%	54.1%	54.8%
63.2	63.0	62.5	61.9	60.9	Individual Annuities	64.9	64.2	62.0	62.7	60.5	60.2	60.4

$62.6	$109.1	$139.4	$184.0	$119.9	Individual Annuity sales	$48.7	$53.3	$40.9	$22.1	$47.2	$30.6	$20.0

$430.1	$570.8	$930.6	$1,170.4	$996.4	Commercial mortgage loans originated	$286.7	$238.2	$170.9	$287.7	$245.4	$218.5	$244.8

*	Includes $10,796.3 million of assets under administration for the 3rd quarter of 2006 resulting from the July 2006 acquisition of Invesmart, Inc.

**	Includes $15,215.1 million of average assets under administration for the 3rd quarter of 2006 resulting from the July 2006 acquisition of Invesmart, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.0)	$(4.4)	$(4.8)	$(5.2)	$(6.1)	Administrative fees	$(2.5)	$(2.3)	$(2.5)	$(1.6)	$(1.6)	$(1.4)	$(1.5)
0.9	4.5	6.8	8.9	21.6	Net investment income	1.5	4.1	5.9	6.6	4.6	4.6	5.8
—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	2.1	(0.3)	(2.7)	(0.8)	3.7	0.5	(1.2)

(3.1)	(19.6)	11.3	15.2	17.7	Total revenues	1.1	1.5	0.7	4.2	6.7	3.7	3.1

					Benefits and expenses:
0.6	1.0	0.5	1.3	5.5	Operating expenses and other	(0.2)	0.3	0.1	3.4	0.4	1.0	0.7
(1.0)	4.7	17.3	17.6	17.6	Interest expense	4.3	4.3	4.4	4.5	4.3	4.5	4.3

(0.4)	5.7	17.8	18.9	23.1	Total benefits and expenses	4.1	4.6	4.5	7.9	4.7	5.5	5.0

$(2.7)	$(25.3)	$(6.5)	$(3.7)	$(5.4)	Income (loss) before income taxes	$(3.0)	$(3.1)	$(3.8)	$(3.7)	$2.0	$(1.8)	$(1.9)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$2,700.6	$4,134.4	$4,524.8	$4,412.5	$4,613.2	Fixed maturity securities (available for sale)	$4,770.7	$4,608.1	$4,702.9	$4,613.2	$4,542.0	$4,520.2	$4,406.7
2,003.0	1,989.1	2,319.8	2,948.2	3,243.7	Commercial mortgage loans, net	3,517.5	3,377.8	3,267.3	3,243.7	3,148.8	3,080.9	3,018.6
72.0	64.6	77.2	72.2	77.7	Real estate, net	88.0	84.9	81.9	77.7	78.2	73.1	72.2
5.4	5.3	4.6	4.2	4.0	Policy loans	4.2	4.1	4.2	4.0	4.3	4.2	4.2

4,781.0	6,193.4	6,926.4	7,437.1	7,938.6	Total investments	8,380.4	8,074.9	8,056.3	7,938.6	7,773.3	7,678.4	7,501.7
212.3	206.8	34.5	45.3	53.2	Cash and cash equivalents	53.5	156.3	41.2	53.2	89.4	58.1	46.6
73.7	79.6	73.3	77.8	81.5	Premiums and other receivables	94.5	77.0	75.6	81.5	81.7	81.1	84.9
59.4	77.1	82.8	82.7	85.6	Accrued investment income	94.7	88.9	92.8	85.6	87.4	83.7	88.2
867.5	873.9	871.9	887.9	897.7	Amounts recoverable from reinsurers	903.7	903.0	899.0	897.7	891.2	887.2	883.7
115.1	190.9	200.7	218.8	245.3	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	333.1	267.1	257.9	245.3	237.8	229.5	226.4
76.8	74.7	71.3	78.3	86.7	Property and equipment, net	82.9	81.6	82.4	86.7	81.9	80.5	80.8
72.0	31.5	35.1	45.5	54.5	Other assets	61.6	42.8	55.6	54.5	40.2	38.9	42.2
1,019.2	1,018.6	1,685.7	2,338.6	3,007.6	Separate account assets	3,464.6	3,315.7	3,334.6	3,007.6	2,829.5	2,582.9	2,438.5

$7,277.0	$8,746.5	$9,981.7	$11,212.0	$12,450.7	Total assets	$13,469.0	$13,007.3	$12,895.4	$12,450.7	$12,112.4	$11,720.3	$11,393.0

					LIABILITIES AND EQUITY

					Liabilities:
$3,198.5	$4,114.9	$4,294.9	$4,484.6	$4,689.3	Future policy benefits and claims	$4,866.7	$4,819.1	$4,744.9	$4,689.3	$4,637.8	$4,581.5	$4,537.2
1,728.9	1,864.5	2,100.3	2,400.9	2,649.3	Other policyholder funds	2,853.5	2,785.7	2,725.4	2,649.3	2,607.2	2,534.0	2,466.1
115.3	164.7	153.7	115.1	73.6	Deferred tax liabilities	36.2	9.6	36.3	73.6	90.2	129.6	92.3
81.5	0.2	2.7	0.2	2.0	Short-term debt	2.0	2.0	1.9	2.0	0.2	0.2	0.2
9.1	259.0	272.0	258.1	260.1	Long-term debt	261.7	260.8	260.0	260.1	257.9	258.0	258.0
150.8	172.0	162.9	213.4	355.0	Other liabilities	522.0	440.5	407.0	355.0	275.1	184.5	214.9
1,019.2	1,018.6	1,685.7	2,338.6	3,007.6	Separate account liabilities	3,464.6	3,315.7	3,334.6	3,007.6	2,829.5	2,582.9	2,438.5

6,303.3	7,593.9	8,672.2	9,810.9	11,036.9	Total liabilities	12,006.7	11,633.4	11,510.1	11,036.9	10,697.9	10,270.7	10,007.2

					Shareholders’ equity:
699.8	665.3	673.4	618.2	530.3	Common stock	478.0	518.0	529.6	530.3	532.2	556.7	609.2
33.3	147.4	160.3	136.1	59.8	Accumulated other comprehensive income (loss)	24.3	(49.4)	(6.7)	59.8	82.7	149.2	86.2
240.6	339.9	475.8	646.8	823.7	Retained earnings	960.0	905.3	862.4	823.7	799.6	743.7	690.4

973.7	1,152.6	1,309.5	1,401.1	1,413.8	Total shareholders’ equity	1,462.3	1,373.9	1,385.3	1,413.8	1,414.5	1,449.6	1,385.8

$7,277.0	$8,746.5	$9,981.7	$11,212.0	$12,450.7	Total liabilities and shareholders’ equity	$13,469.0	$13,007.3	$12,895.4	$12,450.7	$12,112.4	$11,720.3	$11,393.0

8

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,700.6	$4,134.4	$4,524.8	$4,412.5	$4,613.2	Total fixed maturity securities:	$4,770.7	$4,608.1	$4,702.9	$4,613.2	$4,542.0	$4,520.2	$4,406.7
2,454.0	3,701.0	4,119.0	4,018.1	4,108.1	Public	4,216.8	4,064.2	4,176.8	4,108.1	4,066.9	4,067.9	3,998.7
246.6	433.4	405.8	394.4	505.1	Private	553.9	543.9	526.1	505.1	475.1	452.3	408.0
2,003.0	1,989.1	2,319.8	2,948.2	3,243.7	Commercial mortgage loans, net	3,517.5	3,377.8	3,267.3	3,243.7	3,148.8	3,080.9	3,018.6
72.0	64.6	77.2	72.2	77.7	Real estate, net	88.0	84.9	81.9	77.7	78.2	73.1	72.2
5.4	5.3	4.6	4.2	4.0	Policy loans	4.2	4.1	4.2	4.0	4.3	4.2	4.2

$4,781.0	$6,193.4	$6,926.4	$7,437.1	$7,938.6	Total investments	$8,380.4	$8,074.9	$8,056.3	$7,938.6	$7,773.3	$7,678.4	$7,501.7

					Percent of investments:
56.5%	66.8%	65.3%	59.3%	58.1%	Fixed maturity securities	56.9%	57.1%	58.4%	58.1%	58.4%	58.8%	58.7%
41.9	32.1	33.5	39.6	40.8	Commercial mortgage loans, net	42.0	41.8	40.5	40.8	40.5	40.1	40.2
1.5	1.0	1.1	1.0	1.0	Real estate, net	1.0	1.0	1.0	1.0	1.0	1.0	1.0
0.1	0.1	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1	0.1

					Fixed maturity securities (available for sale):
102.0%	105.9%	106.0%	105.2%	102.1%	Market value as a % of amortized cost	100.8%	98.3%	99.8%	102.1%	103.0%	105.6%	103.2%

					Reserve balances:
$3.6	$4.0	$2.6	$2.3	$2.5	Commercial mortgage loans, net	$3.1	$3.0	$2.4	$2.5	$3.5	$3.4	$2.0

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2006			2005
2001	2002	2003	2004	2005		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.79%	6.22%	5.94%	5.81%	5.61%	Fixed maturity securities (excluding convertibles)	5.59%	5.59%	5.59%	5.61%	5.65%	5.71%	5.75%
8.22	7.94	7.28	6.71	6.46	Commercial mortgage loans, net	6.41	6.40	6.42	6.46	6.51	6.59	6.64

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
69.0%	75.3%	75.6%	74.5%	74.6%	A or higher	73.9%	74.2%	74.9%	74.6%	74.4%	75.0%	74.7%
28.0	21.2	20.9	21.6	21.6	BBB/Baa	22.3	21.9	21.5	21.6	21.5	20.6	21.5
2.4	2.1	2.0	2.7	2.7	BB/Ba	2.3	2.4	2.4	2.7	3.1	3.3	2.6
0.6	1.4	1.5	1.2	1.1	B or lower	1.5	1.5	1.2	1.1	1.0	1.1	1.2

					Commercial mortgage loans - statutory:
					Sixty day delinquencies:
$—	$—	$—	$7.5	$0.3	Book value	$—	$—	$—	$0.3	$1.1	$1.2	$—
—%	—%	—%	0.25%	0.01%	Rates - overall %	—%	—%	—%	0.01%	0.04%	0.04%	—%
$—	$—	$1.5	$—	$1.3	Foreclosed during period	$1.8	$—	$—	$1.3	$—	$—	$—
0.5	—	—	7.5	0.3	In process of foreclosure	3.7	—	—	0.3	1.1	1.2	—
—	—	—	7.5	0.3	Included in 60 day delinquencies	—	—	—	0.3	1.1	1.2	—
5.9	4.6	2.9	2.1	10.1	Net balance of restructured loans	6.9	9.9	10.0	10.1	7.8	7.8	8.0